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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
                       DATE OF REPORT - February 18, 2005
                        (Date of earliest event reported)


                          HONEYWELL INTERNATIONAL INC.
             (Exact name of Registrant as specified in its Charter)

            DELAWARE                     1-8974                     22-2640650
(State or other jurisdiction of     (Commission File     (I.R.S. Employer Identification
         incorporation)                  Number)                      Number)


101 COLUMBIA ROAD, P.O. BOX 4000, MORRISTOWN, NEW JERSEY            07962-2497
         (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (973) 455-2000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 2.02. Results of Operations and Financial Condition.

On February 18, 2005, the Third Circuit Court of Appeals denied Honeywell's appeal of a May 2003 decision by the United States District Court for the District of New Jersey in the matter entitled Interfaith Community Organization et al. v. Honeywell International, Inc., et al., ordering Honeywell to conduct the excavation and transport for offsite disposal of approximately one million tons of chromium residue present at a predecessor Honeywell site located in Jersey City, New Jersey.

As disclosed in prior SEC filings, Honeywell believed that the District Court-ordered remedy would be remanded, reversed or replaced and, accordingly, provisions previously made in Honeywell's financial statements for remedial costs at this site did not assume excavation and offsite removal of chromium. In light of the Appeals Court decision, Honeywell will record a before tax charge of $278 million in the fourth quarter of 2004, which reflects the incremental cost of implementing the remedy. The charge will reduce Honeywell's reported 2004 earnings per share from the previously announced $1.68 per share to $1.49 per share. Implementation of the excavation and offsite removal remedy is expected to take place over a five-year period, and the cost of implementation is expected to be incurred evenly over that period. Honeywell does not expect implementation of the remedy to have a material adverse effect on its future consolidated results of operations, operating cash flows or consolidated financial position.

ITEM 8.01. Other Events

On February 18, 2005, Honeywell International Inc. issued a press release announcing the appeal decision. A copy of the press release is attached on this Report as an exhibit.

ITEM 9.01. Financial Statements and Exhibits.

           (c)   Exhibits

           99.1  Press Release issued February 18, 2005.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2005             Honeywell International Inc.


                                    By: /s/ Thomas F. Larkins
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                                        Thomas F. Larkins
                                        Vice President, Corporate Secretary and
                                        Deputy General Counsel

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